CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Daniel S. Vandivort, Chairman of WPG Large Cap Growth Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 23, 2005                  /S/ DANIEL S. VANDIVORT
     ----------------------                 ------------------------------------
                                            Daniel S. Vandivort, Chairman
                                           (principal executive officer)


I, William Kelly, Executive Vice President and Treasurer of WPG Large Cap Growth Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 23, 2005               /S/ WILLIAM KELLY
     ----------------------              ---------------------------------------
                                         William Kelly, Executive Vice President
                                         and Treasurer
                                        (principal financial officer)